Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

IRET	iREIT® - MarketVector Quality REIT Index ETF

(the “Fund”)

Listed on NYSE Arca, Inc.

Supplement dated April 23, 2026 to

the Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”),

each dated March 31, 2025

Tidal Investments LLC (“Tidal”), the Fund’s investment adviser, informed the Board of Trustees (the “Board”) of Tidal Trust II of their view that the Fund’s closure and liquidation would be in the best interests of the Fund and its shareholders. The Board determined, after considering the recommendation of Tidal, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described below.

In preparation for the liquidation, shares of the Fund will cease trading on NYSE Arca, Inc. (“NYSE”) and will be closed to purchase by investors as of the close of regular trading on Nasdaq on May 5, 2026 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from May 5, 2026 through May 12, 2026 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, the Fund will no longer be pursuing its investment objective and principal investment strategies.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, the Fund’s net asset value will reflect all transactional costs associated with its liquidation. Once the distributions are complete, the Fund will terminate.

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For more information, please contact the Funds at (855) 511-1210.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.